UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

Provident Financial Holdings, Inc. (“Corporation”) held its Annual Meeting of Shareholders on Tuesday, November 26, 2013 in Riverside, California.  There were present at the meeting in person or by proxy the holders of 9,529,647 shares of the Corporation’s common stock, representing 93.4 percent of the total votes eligible to be cast, constituting a majority and a quorum of the outstanding shares entitled to vote.  The results of the vote for the four items presented at the meeting were as follows:

1.	Election of Directors:
Shareholders elected the following nominees to the Board of Directors for a three-year term ending 2016 by the following vote:

	For		Withheld		Broker Non-Vote
Nominee	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Joseph P. Barr	4,893,683	66.6	2,458,612	33.4	2,177,352	N/A
Bruce W. Bennett	4,893,878	66.6	2,458,417	33.4	2,177,352	N/A
Debbi H. Guthrie	4,848,188	65.9	2,504,107	34.1	2,177,352	N/A

The following directors, who were not up for re-election at the Annual Meeting of Shareholders, will continue to serve as directors: Craig G. Blunden, Judy A. Carpenter, Roy H. Taylor and William E. Thomas.

2.	Advisory (Non-Binding) Vote on Executive Compensation:
Shareholders approved the executive compensation by the following vote:

	Number of Votes	Percentage
For	7,191,611	97.8
Against	135,397	1.8
Abstain	25,287	0.4
Broker Non-Vote	2,177,352	N/A

3.	Approval of 2013 Equity Incentive Plan:
Shareholders approved the 2013 Equity Incentive Plan, which consists of 300,000 stock options and 300,000 shares of restricted stock, by the following vote:

	Number of Votes	Percentage
For	6,414,465	87.3
Against	914,335	12.4
Abstain	23,495	0.3
Broker Non-Vote	2,177,352	N/A

4.	Ratification of Appointment of Independent Auditor:
Shareholders ratified the appointment of Deloitte & Touche LLP as the Corporation’s independent auditor for the fiscal year ending June 30, 2014 by the following vote:

	Number of Votes	Percentage
For	9,441,300	99.1
Against	56,894	0.6
Abstain	31,453	0.3

The recent amendment to the Corporation's bylaw director qualification provision was discussed, which is incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 5, 2013.  The Chairman of the Board made the Annual Meeting Presentation, which is posted on the Corporation’s website, www.myprovident.com, under Presentations in the Investor Relations section.  A copy of the Annual Meeting Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1	Annual Meeting Presentation of Provident Financial Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2013	Provident Financial Holdings, Inc.

/s/ Donavon P. Ternes
Donavon P. Ternes
President, Chief Operating and Chief Financial Officer